UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIOJECT MEDICAL TECHNOLOGIES INC.

(Exact Name of Registrant as Specified In Its Charter)

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BIOJECT MEDICAL TECHNOLOGIES INC.

20245 SW 95th AVENUE

TUALATIN, OREGON 97062

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders (the “Annual Meeting”) of BIOJECT MEDICAL TECHNOLOGIES INC. will be held on Thursday, June 10, 2010, at 9:00 a.m., Pacific Time, at our Corporate office, located at 20245 SW 95th Avenue, Tualatin, Oregon 97062 for the following purposes:

(i)	to elect two members of the Board of Directors for a term of three years;

(ii)	to elect two members of the Board of Directors for a term of one year;

(iii)	to amend the 1992 Stock Incentive Plan to increase the number of shares available for issuance thereunder and to extend the expiration date;

(iv)	to amend Article IX and delete Article X of our 2002 Amended and Restated Articles of Incorporation to declassify the Company’s Board of Directors and eliminate a 75% shareholder voting requirement for certain matters;

(v)	to approve an amendment to our 2002 Amended and Restated Articles of Incorporation to increase the number of authorized shares of preferred stock; and

(vi)	to transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only holders of common stock and preferred stock of record at the close of business on April 13, 2010 will be entitled to vote at the Annual Meeting and any adjournments thereof.

We are pleased to announce that we are taking advantage of a process informally called “e-proxy,” which allow public companies to distribute their annual proxy statement, proxy card and annual report to shareholders by mailing a brief “Notice of Internet Availability” and posting the proxy materials on a designated website.

We appreciate your continued support of Bioject and look forward to either greeting you personally at the meeting or receiving your proxy.

DATED at Portland, Oregon, this 13th day of April, 2010.

BY ORDER OF THE BOARD

/s/ Ralph Makar
Ralph Makar
President and Chief Executive Officer

Below are some questions and answers that we hope will help our shareholders understand how e-proxy works.

What’s the point of e-proxy?

E-proxy is expected to deliver benefits for both shareholders and companies, including:

•	leveraging the power of the Internet to make proxy materials easily accessible and encourage electronic voting;

•	promoting sustainable business practices by reducing consumption of paper, energy and other resources;

•	saving money for the company and its shareholders; and

•	providing more choices for shareholders to access proxy information and vote, while preserving the ability to receive paper materials if they wish.

What does the “Notice of Internet Availability” look like?

The Notice of Internet Availability is titled “IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 10, 2010.” The notice contains:

•	a notice of the annual meeting;

•	instructions on how to view the proxy materials online or request paper copies;

•	instructions about various methods of voting (including online); and

•	a brief description of the items on the annual meeting agenda.

Can I vote my shares by filling out and returning the Notice of Internet Availability?

No. The Notice of Internet Availability has instructions on how to vote on the Internet, by phone, by requesting and returning a paper proxy card or by submitting a ballot in person at the annual meeting.

I prefer to read my proxy materials on paper. How do I get paper copies?

The Notice of Internet Availability has instructions on how to request paper copies by phone, email or on the Internet. You will be sent the materials by first class mail within three business days of your request, at no cost to you. Once you request a paper copy, you will continue to receive the materials in paper form until you instruct us otherwise. The online proxy materials will also be in a format suitable for printing on your own printer.

I have previously indicated I want to receive my proxy materials electronically. Will I still receive my materials via email as I have in the past?

Yes. The e-proxy rules work in harmony with the existing rules that allow shareholders to have their proxy materials delivered electronically via email. If you have already signed up to receive the materials by email or other electronic transmission, you will continue to get them that way.

BIOJECT MEDICAL TECHNOLOGIES INC.

BIOJECT MEDICAL TECHNOLOGIES INC.

PROXY STATEMENT

for

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 10, 2010

MANAGEMENT SOLICITATION

This proxy statement and accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of BIOJECT MEDICAL TECHNOLOGIES INC. for use at the annual meeting of shareholders (the “Annual Meeting”) to be held on Thursday, June 10, 2010, at the time and place and for the purposes set forth in the Notice of Meeting.

SEC rules permit us to deliver only one copy of the proxy statement or the Notice of Internet Availability of Proxy Materials to multiple shareholders of record who share the same address, unless we have received contrary instructions from one or more of the shareholders. This delivery method, called “householding,” reduces our printing and mailing costs. Shareholders who participate in householding will continue to receive or have Internet access to separate proxy cards.

If you are a shareholder of record and wish to receive a separate copy of the proxy statement or the Notice of Internet Availability of Proxy Materials, now or in the future, at the same address, or you are currently receiving multiple copies of the proxy statement or the Notice of Internet Availability of Proxy Materials at the same address and wish to receive a single copy, please email Investor Relations at InvestorRelations@bioject.com, write to or call Investor Relations at our corporate offices at 503-692-8001 x 4207.

Beneficial owners sharing an address who are currently receiving multiple copies of the proxy materials or the Notice of Internet Availability of Proxy Materials and wish to receive a single copy in the future, or who currently receive a single copy and wish to receive separate copies in the future, should contact their bank, broker or other holder of record to request that only a single copy or separate copies, as the case may be, be delivered to all shareholders at the shared address in the future.

The form of proxy accompanying this proxy statement is solicited by our Board of Directors. Proxies may be solicited by our officers, directors and regular supervisory and executive employees, none of whom will receive any additional compensation for their services. In addition, we have retained the services of Advantage Proxy to assist in the solicitation of proxies. Proxies may be solicited personally or by mail, telephone, telex, facsimile, telegraph or messenger. We estimate that we will pay Advantage Proxy its customary and reasonable fees not expected to exceed $5,000, plus reimbursement of certain out-of-pocket expenses, for its services in soliciting proxies. We will also reimburse persons holding shares of the common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding soliciting materials to their principals. The cost of this solicitation will be borne directly by us.

APPOINTMENT AND REVOCABILITY OF PROXIES

The persons named in the accompanying form of proxy are officers of Bioject.

In addition to revocation in any other manner permitted by law, a proxy may be revoked by:

(i)	signing another proxy bearing a later date and depositing it in the manner set forth in the Notice of Meeting;

(ii)	signing and dating a written notice of revocation (in the same manner as a proxy is required to be executed) and either depositing it in the manner set forth in the Notice of Meeting at any time before the time fixed for the Annual Meeting or an adjournment thereof or with the chairman of the Annual Meeting on the day of the Annual Meeting or an adjournment thereof; or

(iii)	attending the Annual Meeting, or an adjournment thereof, and casting a ballot in person.

Such revocation will have effect only in respect of those matters that have not already been acted upon. Additional proxy forms may be obtained by calling or writing to American Stock Transfer & Trust Co., Shareholder Services, 59 Maiden Lane, Plaza Level, New York, NY 10038, telephone: (800) 937-5449.

VOTING OF PROXIES

The securities represented by the proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for, and if the shareholder specifies a choice with respect to any matter to be acted upon, the securities shall be voted accordingly. The form of proxy confers authority upon the named proxy holder with respect to matters identified in the accompanying Notice of Meeting. If a choice with respect to such matters is not specified, it is intended that Ralph Makar and Christine M. Farrell, the persons designated by management in the form of proxy, will vote the securities represented by the proxy in favor of each matter identified in the proxy statement and for election of the nominees named in this proxy statement to the Board of Directors. The proxy confers discretionary authority upon the named proxy holder with respect to amendments to or variations in matters identified in the accompanying Notice of Meeting and other matters, which may properly come before the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Our voting securities consist of common stock, without par value (the “common stock”), Series D preferred stock, Series E preferred stock, Series F preferred stock and Series G preferred stock. The Record Date has been fixed in advance by our Board of Directors as April 13, 2010, for the purpose of determining shareholders entitled to notice of and to vote at the Annual Meeting.

Each share of common stock issued at the time of the Record Date carries the right to one vote at the Annual Meeting. For purposes of voting, the shares of Series D preferred stock will be deemed to be converted into a number of shares of common stock equal to the total number of Series D shares outstanding multiplied by $1.15 and divided by $1.30. Each share of Series E preferred stock will be deemed to be converted into one share of common stock. Each share of Series F preferred stock will be deemed to be converted into 100 shares of common stock. Each share of Series G preferred will be deemed to be converted into 100 shares of common stock.

As of April 13, 2010:

•	a total of 17,779,111 shares of our common stock were issued and outstanding;

•	a total of 2,086,957 shares of our Series D preferred stock, convertible into 1,846,154 shares of common stock for purposes of voting at the Annual Meeting, were issued and outstanding;

•	a total of 3,308,392 shares of our Series E preferred stock, convertible into 3,308,392 shares of common stock for purposes of voting at the Annual Meeting, were issued and outstanding;

•	a total of 8,314 shares of our Series F preferred stock, convertible into 831,400 shares of common stock for purposes of voting at the Annual Meeting, were issued and outstanding; and

•	a total of 92,448 shares of our Series G preferred stock, convertible into 9,244,800 shares of common stock for purposes of voting at the Annual Meeting, were issued and outstanding.

The following tables set forth certain information concerning the beneficial ownership of our common stock at April 13, 2010, by: (i) each person known by us to own beneficially more than 5% of our outstanding capital stock; (ii) each of the directors and named executive officers; and (iii) all current directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1) (2)	Percentage Beneficially Owned
Life Sciences Opportunities Fund II, L.P., Life Sciences Opportunities Fund II (Institutional), L.P. and affiliates (3) (“LOF”)	15,826,449	47.09%
126 East 56th Street, 24th Floor
New York, New York 10022
Edward L. Flynn (4)	2,860,114	13.86%
75-11 Myrtle Avenue
Glendale, New York 11385
Ralph Makar (5)	666,001	3.61%
Richard Stout, M.D. (6)	517,247	2.83%
Christine M. Farrell (6)	392,966	2.16%
Jerald S. Cobbs (7)	114,688	*
David S. Tierney, M.D. (5)	163,051	*
Al Hansen (7)	—	—
Mark Logomasini	—	—
All Current Directors and Executive Officers as a Group (8 persons) (8)	4,714,068	24.30%

*	Less than one percent.
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of April 13, 2010 or shares of unvested restricted stock units that vest within 60 days of April 13, 2010 are deemed outstanding for computing the percentage ownership of the person holding the options, warrants or unvested stock but are not deemed outstanding for computing the percentage of ownership of any other person. Except as indicated, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)	Includes options currently exercisable or exercisable within 60 days after April 13, 2010 for shares of our common stock and shares of our common stock held in 401(k) accounts as follows:

Name	Shares Subject to Options	Shares held in 401(k)
Edward L. Flynn	—	—
Richard Stout, M.D.	40,231	110,964
Jerald S. Cobbs	—	—
Christine M. Farrell	44,071	85,741
David S. Tierney, M.D.	—	—
Ralph Makar	100,000	86,916
Al Hansen	—	—
Mark Logomasini	—	—

All Current Directors and Executive Officers as a Group	184,302	283,621

(3)	Includes the following:
•	2,086,957 shares of our Series D preferred stock convertible into 2,086,957 shares of our common stock;

•	3,858,908 shares of our Series E preferred stock convertible into 3,858,908 shares of our common stock (including accrued payment-in-kind dividends);

•	88,602 shares of our Series G preferred stock convertible into 8,860,200 shares of our common stock (including accrued payment-in-kind dividends); and

•	warrants exercisable for 736,934 shares of our common stock.

(4)	In addition to the items included in Note 2 above, this amount includes the following:

•	6,760 shares of Series F preferred stock convertible into 783,842 shares of our common stock (including accrued payment-in-kind dividends);

•	3,846 shares of our Series G preferred stock convertible into 393,444 shares of our common stock (including accrued payment-in-kind dividends);

•	warrants exercisable for 66,667 shares of our common stock;

•	50,644 shares held in various retirement accounts; and

•	27,990 shares held by Mr. Flynn’s wife.

(5)	In addition to the items included in Note 2 above, this amount includes warrants exercisable for 6,667 shares of our common stock and 676 shares of Series F preferred stock convertible into 78,384 shares of our common stock (including accrued payment-in-kind dividends).
(6)	In addition to the items included in Note 2 above, this amount includes warrants exercisable for 1,000 shares of our common stock and 101 shares of Series F preferred stock convertible into 11,711 shares of our common stock (including accrued payment-in-kind dividends).
(7)	Mr. Hansen and Mr. Cobbs disclaim beneficial ownership of the shares held by Life Sciences Opportunity Fund L.P., Life Sciences Opportunities Fund II (Institutional), L.P. and affiliates, except to the extent of their respective pecuniary interest therein. See Note 3.
(8)	In addition to the items included in Note 2 above, this amount includes the following:

•	8,314 shares of Series F preferred stock convertible into 964,033 shares of our common stock (including accrued payment-in-kind dividends);

•	3,846 shares of Series G preferred stock convertible into 393,444 shares of our common stock (including accrued payment-in-kind dividends);

•	warrants exercisable for 865,843 shares of our common stock;

•	50,644 shares held in various retirement accounts by Mr. Flynn; and

•	27,990 shares held by Mr. Flynn’s wife.

PROPOSAL #1: ELECTION OF DIRECTORS

Our Amended and Restated Articles of Incorporation provide for the holders of our common stock to elect members of the Board of Directors at the third annual shareholders’ meeting following the annual meeting at which those directors were elected. Directors hold office for three years or until their successors have been elected and qualified. The Board is divided into three classes. The Board of Directors has proposed amendments to our Amended and Restated Articles of Incorporation (see Proposal 3 below) that would declassify the Board of Directors and provide for annual election of directors. If Proposal 3 is approved by the shareholders as recommended by the Board of Directors, the Board of Directors will implement a staggered annual election over a three-year period ending at the 2013 Annual Meeting and all directors will then serve one-year terms.

Regardless of the shareholders’ vote on Proposal 3, at the Annual Meeting, two people will be nominated to serve as Class Two Directors until the Annual Meeting in 2013 and until their successors are elected and duly qualified; and two people will be nominated to serve as Class Three Directors until the next shareholders’ annual meeting and until his successor is elected and duly qualified. The Class Two nominees are Edward L. Flynn and David S. Tierney, M.D., and the Class Three nominees are Al Hansen and Mark Logomasini, each of whom is presently serving on our board.

The presence in person or by proxy of holders of record of a majority of the outstanding common stock, the Series D preferred stock, the Series E preferred stock, the Series F preferred stock and the Series G preferred stock, together as a single class, is required to constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present, the two nominees for election as Class Two Directors and the two nominees for election as Class Three Directors who receive the greatest number of votes cast at the Annual Meeting shall be elected as directors. Votes may be cast for or withheld from the nominees. Abstentions from voting or non-voting by brokers will be counted for determining whether there is a quorum, but will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” THE NOMINEES NAMED ABOVE.

BOARD COMPOSITION

The Board of Directors is currently composed of six members, one of whom, Mr. Ralph Makar, is currently an employee of Bioject. The following table sets forth the names, ages and certain other information concerning our director nominees and our continuing directors.

Name	Class	Age	Position	Year Elected Director	Current Term Expires
Edward L. Flynn	2	75	Director (a)(b)(c)	2007	2010(d)
David S. Tierney, M.D.	2	46	Director (a)(b)	2007	2010(d)

Al Hansen	3	55	Chairman	2009	2010(e)
Mark Logomasini	1(f)	49	Director (a)(b)(c)	2009	2010(e)

Jerald S. Cobbs	1	58	Director (a)(c)	2006	2012
Ralph Makar	1	49	Director and President and Chief Executive Officer	2007	2012

(a)	Member of Compensation Committee
(b)	Member of Corporate Governance and Nominating Committee
(c)	Member of Audit Committee
(d)	Each director serves for a term ending at the third annual shareholders’ meeting following the annual meeting at which such director was elected. We did not hold an annual meeting in 2009. As a result, the third annual shareholders’ meeting following the Class Two Directors’ election is the 2010 Annual Meeting.
(e)	Messrs. Hansen and Logomasini were appointed to fill vacancies on the Board of Directors. As a result, each of Messrs. Hansern and Logomasini’s term expire at the 2010 Annual Meeting.
(f)	Mr. Logomasini was appointed as a Class One Director to fill a vacancy on the Board of Directors. He is nominated to serve as a Class Three Director in order to keep the classes equal as required by our 2002 Amended and Restated Articles of Incorporation.

Nominees for director to be elected by shareholders for a three-year term expiring in 2013

EDWARD L. FLYNN has served as a director since November 2007. Mr. Flynn also served as a member of our Board from 1999 to 2004. Mr. Flynn brings to our Board the extensive experience as a business owner as well as his expertise in the financial and securities fields. Since 1972, Mr. Flynn has been owner and Chief Executive Officer of Flynn Meyer Company, a restaurant industry management company. From 1958 to 1972, Mr. Flynn was a securities broker with Merrill Lynch Pierce Fenner and Smith. He serves as a member of the board of directors and the Chief Financial Officer of Citri-Lite Co. Inc., a soft drink company. He also serves as a member of the board of directors of TGCI Industries (NASDAQ: TGE), a geophysical service company primarily conducting three-dimensional seismic surveys for companies engaged in oil and gas exploration. He is a director of Supreme Industries, a manufacturer of specialized vehicles and truck bodies, and Chase Packaging, a food packaging company. He also serves on the board of trustees of Fordham Preparatory School in New York City.

DAVID S. TIERNEY, M.D. has served as a director since June 2007 and as Chairman from February 2008 to January 2010. Dr. Tierney’s experience in research and development in drug delivery and specialty pharma companies provides the Board with the depth of knowledge of clinical and regulatory activities. Dr. Tierney is President and Chief Operating Officer for Oceana Therapeutics Inc., a specialty pharmaceutical company. From August 2000 to April 2007, Dr. Tierney served as the President, Chief Executive Officer and Director of Valera Pharmaceuticals, Inc., a specialty pharmaceutical company, until it was acquired by Indevus Pharmaceuticals, Inc. (NASDAQ: IDEV). From January 2000 to August 2000, Dr. Tierney served as President of Biovail Technologies, a division of Biovail Corporation, a Canadian drug delivery company, where he was responsible for all of Biovail’s research and development, regulatory and clinical activities. From March 1997 to January 2000, Dr. Tierney was Senior Vice President of Drug Development at Roberts Pharmaceutical Corporation, where he was responsible for all research and development activities, and for drug development, medical affairs, worldwide regulatory affairs and chemical process development, as well as being part of the executive management team. From December 1989 to March 1997, Dr. Tierney was employed by Élan Corporation, a pharmaceutical company, in a variety of management positions. Dr. Tierney received his medical degree from the Royal College of Surgeons in Dublin, Ireland and was subsequently trained in internal medicine. Dr. Tierney is a director of NexMed, Inc (NASDAQ: NEXM) and Catalyst Pharmaceutical Partners (NASDAQ: CPRX).

Nominees for director to be elected by shareholders for a one-year term expiring in 2011

AL HANSEN has been a director since December 2009 and was elected as Chairman of the Board in 2010. Mr. Hansen brings to our Board significant financial management and private equity experience from his focus on specialty pharmaceuticals, medical devices and the pharma services industries. Mr. Hansen has been a Managing Director of Signet Healthcare Partners since 2001. Mr. Hansen has over 20 years of private equity investment experience. He was Chairman and Interim CEO of Questcor Pharmaceuticals and currently serves as a Director of BioPro Pharmaceutical, Cedarburg Pharmaceuticals, LearnWright and Malladi Drugs and Pharmaceuticals. Mr. Hansen’s previous experience includes serving as a principal of Darby Overseas Investments Ltd., a private equity firm with a focus on emerging markets and as Director of Corporate Finance at the U.S. Treasury Department. Early in his career, Mr. Hansen was an investment banker with Dillon Read & Co. Inc., focusing on mergers and acquisitions and an investment banker at E.F. Hutton & Co. Mr. Hansen also served in the U.S. Army as an Infantry and Special Forces officer. Mr. Hansen has a B.A. from Princeton University and an M.B.A. from the Wharton School, University of Pennsylvania.

MARK LOGOMASINI has been a director since December 2009. Mr. Logomasini brings significant experience in the defense and government sector to the Board. Mr. Logomasini is the Director of Business Development for the Government Sector Group of SAFC/Sigma-Aldrich Corporation. He is responsible for developing the strategic plan for Federal programs and coordinating business development activities across SAFC business units. Mark Logomasini was formerly a Founder and the Chief Financial Officer/VP Business Development for Molecular Medicine BioServices, Inc., a contract biologics development and manufacturing organization acquired by Sigma-Aldrich in 2007. In that position, he had overall responsibility for finance during the company’s turnaround to profitability. He developed the capital structure and led the team that secured more than a dozen vaccine and therapeutic manufacturing awards from the Department of Defense and National Institute of Allergy and Infectious Diseases. Prior to Molecular Medicine, Mark Logomasini was the President of Western Separations, a bioprocess equipment and sales company which he sold in 2001. He holds a B.Sc. in Chemical Engineering from the Missouri School of Mines and an M.B.A. (with Honors) from the Merage School of Management at the University of California – Irvine.

Directors whose terms expire in 2012

JERALD S. COBBS has served as a director since March 2006 and as Chairman of the Board from October 2006 until February 2008. Mr. Cobbs brings extensive experience in the health sciences and biotechnology sector to the Board. From March 2007 to September 2008, Mr. Cobbs was appointed as our Interim President and Chief Executive Officer. Mr. Cobbs is Chief Commercialization Officer of the Cancer Prevention Research Institute of Texas (CPRIT). Mr. Cobbs was a Managing Director of LOF Partners, LLC, an investment management fund, from 2001 until March 2009. Mr. Cobbs has more than twenty five years experience in the health sciences and biotechnology industries. He presently serves on the board of directors of Cedarburg Pharmaceuticals. He is a board observer to Optiscan Biomedical Corporation and Functional Genetics, Inc. Mr. Cobbs previously served as the Assistant Director of Technology Development at the University of Texas – M.D. Anderson Cancer Center, in the Houston Medical Center. During his tenure at M.D. Anderson Cancer Center, he helped form two molecular therapy companies: Introgen Therapeutics (NASDAQ: INGN), a pioneer in gene-based therapies for a variety of cancers based in Austin, Texas and Rgene Therapeutics, which was sold to Targeted Genetics, Inc. (NASDAQ: TGEN). Mr. Cobbs was also Chairman and Chief Executive Officer of Quantitative Diagnostic Laboratories, a cancer diagnostic and image analysis company based in Chicago, IL. Mr. Cobbs received his M.B.A. from the University of Houston.

RALPH MAKAR was appointed as our President and Chief Executive Officer and named as director on October 1, 2007. Mr. Makar brings marketing and general management experience in the pharmaceutical and biotechnology industries to the Board. From January 2006 until joining Bioject, Mr. Makar was engaged in a number of entrepreneurial ventures, which included consulting services with a focus on specialty pharmaceuticals and technology. These consulting activities included leading the business strategy and operations, including coordination of business development and fund raising efforts in the U.S., for a technology sector start-up company. During 2007, Mr. Makar became a co-founder and corporate officer in charge of sales and marketing for Mesa Therapeutics, an emerging specialty pharmaceutical company, where he retains an advisor role. Mr. Makar brings marketing and general management expertise, having worked with biotech, specialty and niche pharmaceutical brands. From 2003 to 2005, Mr. Makar served as Vice President and General Manager of the Therapeutics Business Unit at Berlex Labs (“Berlex”), the U.S. Division of Schering AG, which later became Bayer Health Care. From 2000 to 2003, he served as Vice President of Marketing for the Therapeutics Business Unit at Berlex. Before joining Berlex, Mr. Makar held a number of strategic and tactical marketing positions with increasing responsibility at Novartis (initially with Ciba-Geigy pre-merger) and Parke-Davis (Division of Warner-Lambert which post-acquisition became Pfizer), both pharmaceutical companies. Mr. Makar earned a B.S. in Pharmacy from Rutgers College of Pharmacy in Piscataway, New Jersey and an M.B.A. from Columbia Business School in New York, New York.

DIRECTOR INDEPENDENCE, LEAD INDEPENDENT DIRECTOR AND LEADERSHIP

STRUCUTURE

The OTC Bulletin Board does not define “independent director.” The Board of Directors used Nasdaq Stock Market Marketplace Rules, which rules are not available on our website, for purposes of determining which of our director nominees and continuing directors are “independent directors.” The Board of Directors has determined that each of the director nominees and continuing directors, except Messrs. Ralph Makar and Al Hansen, is an “independent director” under Nasdaq Stock Market Marketplace Rule 5605(a)(2). The Board of Directors has also determined that each member of the four committees of the Board of Directors meets the independence requirements applicable to those committees prescribed by Nasdaq and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence. In addition, there are no family relationships between any of our directors or executive officers.

The Board believes that independent oversight of management is an important component of an effective board of directors. The positions of Chief Executive Officer and Chairman of the Board are filled by two separate people, and the Chief Executive Officer Reports to the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board, provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the Board.

The Board oversees, among other things, our management of, and policies and procedures with respect to, material risks on a company-wide basis. Additionally, each Board committee considers the risks within its areas of responsibilities. The Chief Executive Officer is responsible for instituting risk management practices that are consistent with our overall business strategy and risk profile. We have not appointed a Lead Independent Director.

DIRECTOR COMPENSATION

We do not pay our directors cash compensation for services. Under the terms of our Restated 1992 Stock Incentive Plan, grants to non-employee directors are at the board’s discretion. For their service from June 2008 through June 2009, the Board of Directors received stock grants in June 2008 that vested 50% on each of six months and twelve months after the date of grant.

Non-Employee Director Compensation for the Year Ended December 31, 2009

Since no awards were granted during 2009, the below table reflects 50% of the grant date fair value for the stock awards granted during 2008 as discussed above.

Name	Stock Awards ($)	Total ($)
Joseph F. Bohan III(1)	$6,660	$6,660
Randal D. Chase, Ph.D.(1)	7,030	7,030
Jerald S. Cobbs	6,660	6,660
Edward L. Flynn	6,660	6,660
Al Hansen	—	—
Mark Logomasini	—	—
Brigid A. Makes(1)	7,770	7,770
John Ruedy, M.D.(1)	7,030	7,030
David S. Tierney, M.D.	13,320	13,320

(1)	This person ceased to be a Director in December 2009.

Awards Outstanding at December 31, 2009

None of our non-employee directors had any unvested stock awards or stock options outstanding at December 31, 2009.

Director Compensation for the 2010 to 2011 Service Year

We anticipate that the Board of Directors will approve the following grants to non-employee directors for their service from June 10, 2010 through June 10, 2011:

•	12,000 and 24,000 RSU’s as a “retainer” for each director and for the Chairman, respectively;

•	4,000 and 8,000 RSU’s for each Board meeting attended up to a total of four meetings for each director and for the Chairman, respectively;

•

2,000 and 4,000 RSU’s for each Audit, Compensation and Corporate Governance and Nominating committee meeting attended up to a total of four meetings each for each director and for the Chairman, respectively;

•	2,000 RSU’s for chairing the Compensation Committee or Corporate Governance and Nominating Committee; and

•	6,000 RSU’s for chairing the Audit Committee.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

There were 15 meetings of the Board of Directors during 2009 and four actions were taken by written consent. During 2009, each of the directors, except for Mr. Bohan, attended at least 75% of all of the meetings of the Board of Directors and committees on which they served. While we strongly encourage attendance by our Board of Directors at our Annual Meeting, we do not have a formal policy with respect to attendance. All of the members of our Board of Directors attended our 2008 Annual Meeting and we did not have a 2009 Annual Meeting. There are three standing committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

The Audit Committee meets with our independent registered public accounting firm to review the scope and findings of our annual audit and our accounting policies and procedures, which are then reported by the committee to our full Board. The Audit Committee met four times during 2009. The members of the Audit Committee during 2009 were as follows:

•	Dr. Chase until his resignation from the Board in December 2009;

•	Mr. Flynn (committee chair); and

•	Ms. Makes until her resignation from the Board in December 2009 (committee chair until her resignation).

The members of the Audit Committee as of January 7, 2010 were:

•	Mr. Flynn (committee chair);

•	Mr. Cobbs; and

•	Mr. Logomasini.

Our Audit Committee Charter is available on our website at www.bioject.com.

The Compensation Committee administers our Restated 1992 Stock Incentive Plan and cash compensation for the executive officers. The Compensation Committee did not meet during 2009 and took no action by written consent. The members of the Compensation Committee during 2009 were as follows:

•	Dr. Chase until his resignation from the Board in December 2009;

•	Ms. Makes until her resignation from the Board in December 2009; and

•	Dr. Ruedy until his resignation from the Board in December 2009 (committee chair); and

•	Dr. Tierney.

The members of the Compensation Committee as of January 7, 2010 were:

•	Dr. Tierney (committee chair);

•	Mr. Flynn; and

•	Mr. Logomasini.

Our Compensation Committee Charter is available on our website at www.bioject.com.

The Corporate Governance and Nominating Committee reviews and recommends to the full Board nominees for directors to be submitted for election at the next annual shareholders’ meeting. The Corporate Governance and Nominating Committee considers persons recommended by shareholders for nomination. The procedures for submitting persons for consideration for nomination by the Corporate Governance and Nominating Committee are described under “Qualifications of Directors” below. Procedures to be followed by shareholders for directly submitting nominations for directors are contained in Section 1.12 of our bylaws, as described in “Shareholder Proposals and Director Nomination Procedures” below. The Corporate Governance and Nominating Committee did not meet during 2009. The members of the Corporate Governance and Nominating Committee during 2009 were as follows:

•	Mr. Bohan until his resignation from the Board in December 2009;

•	Dr. Chase until his resignation from the Board in December 2009 (committee chair);

•	Dr. Ruedy until his resignation from the Board in December 2009; and

•	Dr. Tierney.

The members of the Corporate Governance and Nominating Committee as of January 7, 2010 were:

•	Dr. Tierney (committee chair);

•	Mr. Flynn; and

•	Mr. Logomasini.

The Corporate Governance and Nominating Committee charter is available on our website at www.bioject.com.

QUALIFICATIONS OF DIRECTORS

Qualifications required of individuals for consideration as a board nominee will vary according to the particular areas of expertise being sought as a complement to our existing board composition at the time of any vacancy. However, minimum qualifications include high levels of leadership experience in business, substantial knowledge about issues faced by publicly traded companies, experience in positions demonstrating expertise, including service on other boards of directors, and availability and demonstrated commitment. Our Corporate Governance and Nominating Committee Charter has established the criteria for Board membership, which covers diversity, experience, skill set and ability to act on behalf of the shareholders. We therefore seek a board that possesses the background, diversity, skills, expertise and commitment necessary to make a significant contribution to our company. The Corporate Governance and Nominating Committee will evaluate potential nominees by reviewing qualifications, considering references, conducting interviews and reviewing such other information as committee members may deem relevant. We do not employ consultants to help us identify or screen prospective directors. Once the Corporate Governance and Nominating Committee has favorably evaluated a candidate, the candidate is referred to the full Board for review. Subject to shareholder nomination of directors described below, the Board ultimately makes all nominations for directors to be considered and voted upon at our annual meetings.

DIRECTOR RECOMMENDATIONS BY SHAREHOLDERS

Shareholders may recommend individuals for consideration by the Corporate Governance and Nominating Committee to become nominees for election to the Board of Directors by submitting a written recommendation to the Corporate Governance and Nominating Committee c/o Chairman of the Corporate Governance and Nominating Committee, Bioject Medical Technologies Inc., 20245 SW 95th Avenue, Tualatin, Oregon 97062. Communications should be sent by overnight or certified mail, return receipt requested. Submissions must include sufficient biographical information concerning the recommended individual, including age, five-year employment history with employer names and a description of the employer’s business, whether the individual can read and understand financial statements, and board memberships, if any, for the Corporate Governance and Nominating Committee to consider. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. Recommendations received by December 31 of a given calendar year will be considered for nomination at the following year’s Annual Meeting of Shareholders.

PROCEDURES FOR SHAREHOLDER PROPOSALS TO AMEND BYLAWS

AND NOMINATE DIRECTORS

Section 1.12 of our Bylaws provides that advance notice of nominations for the election of directors or proposals for an amendment to our Bylaws must be received by us thirty (30) days prior to the date of the shareholder meeting at which the shareholder wishes to present such nomination or proposal or, if less than 40 days’ notice of the date of the meeting is given to shareholders, by the close of business on the 10th day following the date on which notice of the meeting was mailed to shareholders.

Each notice of a nomination or proposal of a Bylaw amendment must contain, among other things, (i) the name and address of the shareholder who intends to make the nomination or proposal; (ii) a representation that the shareholder is a holder of record of our common stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination or proposal; (iii) certain biographical information concerning each person to be nominated for election as a director, the number of shares of common stock beneficially owned by such nominee, and the consent of such person to serve as a director if so elected; (iv) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (v) the provisions of any proposed Bylaw amendment and any financial interest of the shareholder in the proposal; and (vi) such other information regarding each nominee or proposal as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders may communicate with our Board of Directors by sending correspondence to our Board, or to any individual director, at the following address: Investor Relations, Bioject Medical Technologies Inc., 20245 SW 95th Avenue, Tualatin, Oregon 97062, or by emailing them at directors@bioject.com.

Your communications should indicate whether you are a Bioject Medical Technologies Inc. shareholder. Depending on the subject matter, we will either forward the communication to the director or directors to whom it is addressed, attempt to handle the inquiry directly or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence marked confidential will not be opened prior to forwarding to the Board or any individual director.

AUDIT COMMITTEE FINANCIAL EXPERT

As required by the Sarbanes-Oxley Act of 2002, our Board of Directors has determined that one member of our Audit Committee, Mr. Edward L. Flynn, the Audit Committee Chair, is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC. The OTC Bulletin Board does not define “independent director.” The Board of Directors used Nasdaq Stock Market Marketplace Rules, which rules are not available on our website, for purposes of determining whether Mr. Flynn is an “independent director.” Due to the large shareholdings of LOF, Mr. Flynn, who is a significant shareholder, was determined by the Board of Directors to be independent as prescribed by Nasdaq Stock Market Marketplace Rules and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence. All members of the Audit Committee meet the standards of independence adopted by the United States Securities and Exchange Commission (the “SEC”) for membership on an audit committee.

AUDIT COMMITTEE REPORT

Management is responsible for Bioject’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Bioject’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In discharging its responsibilities, the Audit Committee and its individual members have met with management and Bioject’s independent registered public accounting firm, Moss Adams LLP, to review the audited consolidated financial statements for 2009 and the audit process. The Audit Committee discussed and reviewed with the independent registered public accounting firm all matters that the independent registered public accounting firm was required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent registered public accounting firm’s audit of the financial statements, the quality and adequacy of Bioject’s internal controls in the context of a financial statement audit and issues relating to auditor independence. The Audit Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence.

Based on its review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in Bioject’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Mr. Flynn (committee chair)

Mr. Cobbs

Mr. Logomasini

CODE OF ETHICS

We adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer and our principal financial and accounting officer. We filed a copy of our Code of Ethics as exhibit 14 to our Annual Report on Form 10-K for the year ended December 31, 2003. We also posted our Code of Business Conduct and Ethics on our website at www.bioject.com. Any amendments to or waivers of our Code of Business Conduct and Ethics will be posted on our website. In addition, we will report any waivers of our Code of Business Conduct and Ethics on a Current Report on Form 8-K.

EXECUTIVE OFFICERS

The following individuals were our executive officers as of April 13, 2010:

Name	Age	Position	Executive Officer Since
Ralph Makar	49	Director, President and Chief Executive Officer	2007

Christine M. Farrell	50	Vice President of Finance and Member Executive Committee	2006

Richard R. Stout, M.D.	57	Executive Vice President and Chief Medical Officer and Member Executive Committee	2007

Biographical Information

For biographical information on Mr. Makar, see “Election of Directors” above.

CHRISTINE M. FARRELL joined Bioject in February 1997 as Assistant Controller. Ms. Farrell was promoted to Corporate Controller in September 1999 and to Vice President of Administration and Corporate Controller in July 2004. Effective May 3, 2006, Ms. Farrell assumed the Chief Financial Officer responsibilities and her title became Vice President of Finance. In March 2007, Ms. Farrell, along with Dr. Stout, became a member of the Executive Committee. Prior to joining Bioject, Ms. Farrell held accounting and financial management positions with Spar-Tek Industries, a manufacturer of high quality and cutting edge technology for the plywood industry, and Action Machinery, a seller of new and used robotic machine tools and equipment. Ms. Farrell holds a B.A. degree in Accounting from the University of Washington and a Masters of Management from Willamette University in Salem, Oregon.

RICHARD R. STOUT, M.D. joined Bioject in April 1994 as Director of Clinical and Regulatory Affairs. He was promoted to Vice President of Clinical Affairs in December 1994 and to Executive Vice President and Chief Medical Officer in March 2007. In March 2007, Dr. Stout, along with Ms. Farrell, became a member of the Executive Committee. From 1992 to 1993 he was the Director of Clinical and Regulatory Affairs at EndoVascular Instruments, Inc., a developer of surgical devices and methods for endarterectomy and intraluminal graft placement. Dr. Stout acted as the Manager of Tachycardia Clinical Studies at Telectronics Pacing Systems, an international medical device company involved in manufacturing and distributing cardiac pacemakers and implantable defibrillators, from 1990 to 1992. From 1987 to 1989, Dr. Stout was Director of Medical Programs at Biotronic Inc., also a manufacturer and distributor of implantable cardiac pacemakers.

EXECUTIVE COMPENSATION

The Compensation Committee Charter establishes the Committee’s responsibility for determining executive and Director compensation. The Committee is responsible for establishing annual and long-term performance goals and objectives for our CEO and executive officers. This responsibility includes evaluating the performance of the CEO and executive officers in light of the approved performance goals and objectives, setting the compensation of the CEO and executive officers based upon the evaluation of the performance of the CEO and the executive officers, making recommendations to the Board with respect to new cash-based incentive compensation plans and equity-based compensation plans and preparing an annual performance self-evaluation of the Committee. The Committee also administers the 1992 Stock Incentive Plan, grants options and awards under the 1992 Stock Incentive Plan, advises the executive committee on the setting of compensation for senior executives whose compensation is not otherwise set by the Committee and monitors compliance by officers with our program of required stock ownership.

In determining the long-term incentive component of the CEO and executive officers, the Committee may consider our performance and relative shareholder return and the value of similar incentive awards to CEOs and executive officers at comparable companies. The Committee is also responsible for recommending Director compensation. Executive officers do not play a role in determining or recommending the amount or form of director compensation. Currently, Directors receive no cash compensation for their services and remuneration is in the form of Restricted Stock Units administered under the 1992 Incentive Stock Plan.

The Committee also has the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel, experts and consultants, as it deems appropriate. The Committee did not retain a compensation consultant to assist it in performing its duties in the last completed fiscal year.

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to (i) our Principal Executive Officer (“PEO”); and (ii) our two other executive officers, other than our PEO, who was serving as an executive officer at the end of the last completed fiscal year and whose total compensation was greater than $100,000 (herein referred to as the “named executive officers”).

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Ralph Makar	2009	$246,923	$—	$12,344	$259,267
President and Chief Executive Officer	2008	300,000	70,500	14,212	384,712

Richard R. Stout, M.D.	2009	175,536	—	6,148	181,684
Executive Vice President and Chief Medical Officer	2008	205,262	63,750	4,178	273,190

Christine M. Farrell	2009	128,400	—	5,246	133,646
Vice President of Finance and PFO	2008	152,559	63,750	4,067	220,376

(1)	Effective February 2009, each of the executive officers voluntarily accepted a temporary 20% decrease to their annual salary.
(2)	See Note 12 of Notes to Consolidated Financial Statements included in our Annual Report for the year ended December 31, 2009 for the valuation assumptions and other information related to our stock and option awards during 2009.
(3)	All Other Compensation in 2009 included the following:

Name	Insurance	401(k) Match	Total
Ralph Makar	$7,470	$4,874	$12,344
Richard R. Stout, M.D.	—	6,148	6,148
Christine M. Farrell	—	5,246	5,246

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($ per Sh.)	Option Expiration date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Ralph Makar	100,000	50,000	(1)	$1.33	10/01/17	33,334	(1)	$4,333	200,000	(3)	$26,000
	—	—		—	—	50,000	(2)	6,500	200,000	(4)	26,000

Richard R. Stout	5,000	—		3.90	06/22/10	—		—	—		—
	7,500	—		2.70	12/18/10	—		—	—		—
	27,731	—		1.69	02/28/12	—		—	—		—
	—	—		—	—	3,500	(5)	455	—		—
	—	—		—	—	10,500	(5)	1,365	—		—
	—	—		—	—	50,000	(6)	6,500	—		—

Christine M. Farrell	2,500	—		3.90	06/22/10	—		—	—		—
	6,250	—		2.70	12/18/10	—		—	—		—
	35,321	—		1.69	02/28/12	—		—	—		—
	—	—		—	—	3,500	(5)	455	—		—
	—	—		—	—	10,500	(5)	1,365	—		—
	—	—		—	—	50,000	(6)	6,500	—		—

(1)	These shares vest on October 1, 2010.
(2)	These shares vest on December 31, 2010.
(3)	This award will be granted based upon the achievement of certain milestones for the period of January 1, 2008 through December 31, 2008. As of the date of the filing of this report, no determination has been made as to whether the milestones were met. If granted, the award will vest as to 1/3 of the total shares on each of December 31, 2010, 2011 and 2012.
(4)	This award will be granted based upon the achievement of certain milestones for the period of January 1, 2009 through December 31, 2009. If granted, the award will vest as to 1/3 of the total shares on each of December 31, 2010, 2011 and 2012.
(5)	These shares vest on December 31, 2010.
(6)	These shares vest as to 1/2 of the total shares on each of December 31, 2010 and 2011.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Ralph Makar

In October 2007, we entered into an employment agreement with Mr. Ralph Makar. If Mr. Makar’s employment is terminated without cause or he terminates his employment for good reason, as each is defined in the employment agreement, he is entitled to receive twelve months base salary and twelve months of COBRA premiums. In addition, all options and restricted stock units granted will fully vest and the options will be exercisable for two years (but not later than the original term of the option). Mr. Makar must execute a release of claims to receive these benefits. If there is a change-in-control, all of Mr. Makar’s stock options will fully vest and will be exercisable for three years (but not later than the original term of the option), all of his restricted stock units will vest, and he will be entitled to receive a bonus not to exceed a maximum of 650,000 shares of common stock, less the number of restricted stock units previously granted under the Agreement.

Assuming Mr. Makar was terminated effective December 31, 2009, cash benefits pursuant to this agreement would total $303,402, 33,334 options would vest and 450,000 shares of unvested or unearned restricted stock units would become earned and vested.

Christine M. Farrell

In January 1997, we entered into an employment agreement with Ms. Farrell. This agreement was amended in November 2004 and December 2008. Ms. Farrell is an “at will” employee and, accordingly, either party may terminate the employment for any reason. If Ms. Farrell is terminated without cause, upon executing a general release of all claims, she will be entitled to up to 12 months of regular salary, 12 months of COBRA and all unvested stock options and unvested stock awards will become 100% vested.

Assuming Ms. Farrell was terminated effective December 31, 2009, cash benefits pursuant to this agreement would total $159,402 and 64,000 shares of unvested restricted stock would vest.

Richard R. Stout, M.D.

In November 2004, we entered into an employment agreement with Dr. Stout. This agreement was amended in December 2008. Dr. Stout is an “at will” employee and, accordingly, either party may terminate the employment for any reason. If Dr. Stout is terminated for any reason, then, upon executing a general release of all claims, he will be entitled to up to 12 months of regular salary and 12 months of COBRA. In addition, if Dr. Stout is terminated without cause, as defined in the agreement, all unvested stock options and unvested stock awards will become 100% vested.

Assuming Dr. Stout was terminated effective December 31, 2009, cash benefits pursuant to this agreement would total $216,670 and 64,000 shares of unvested restricted stock would vest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and 10% shareholders to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% shareholders are required by SEC regulations to furnish us with all Section 16(a) reports they file. Based solely on our review of the copies of such reports we received and written representations from our officers, directors and 10% shareholders, we believe that all required reports were timely filed in 2009, except for the following:

•	Mr. Ralph Makar failed to timely file one Form 4 related to vesting of shares pursuant to employment agreement; and

•	Mr. Logomasini failed to timely file one Form 3 related to becoming a board member in December 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors reviews each transaction with a related party and, after disclosure of the interests of the related party in the transaction, determines whether to approve or ratify such transaction.

Mr. Albert Hansen and Mr. Jerry Cobbs

Mr. Albert Hansen, a member of our Board of Directors, is the Managing Director of Signet Healthcare Partners (formerly Sanders Morris Harris) (“Signet”). Mr. Jerry Cobbs, also a member of our Board of Directors, is also a general partner in LOF. LOF and several of its affiliates are affiliates of Signet. As of December 31, 2009, LOF and several of its affiliates held 3,998,880 shares of our Series E Preferred Stock, including accrued payment-in-kind dividends. The 3,998,880 shares of our Series E Preferred Stock held by LOF and several of its affiliates are convertible into 3,998,880 shares of our common stock. The Series E Preferred Stock included an 8% annual payment-in-kind dividend for 24 months, which expired in the second quarter of 2008.

Certain funds affiliated with LOF and several of its affiliates also own 2,086,957 shares of our Series D Preferred Stock and 88,824 shares of our Series G Preferred Stock, including accrued dividends, which are convertible into 2,086,957 and 8,882,400 shares of our common stock, respectively.

LOF and several of its affiliates also hold warrants to purchase an aggregate of 656,934 shares of our common stock at $1.37 per share and 80,000 shares of our common stock at $0.75 per share. The warrants expire in September 2010 and December 2011, respectively.

The transactions with LOF were all deemed to be made at arms-length rates.

Mr. Edward Flynn

At December 31, 2009, Mr. Edward Flynn, a member of our Board of Directors, held 1,616,160 shares of our common stock, 676 shares of our Series F Preferred Stock, 3,870 shares of our Series G Preferred Stock, including preferred dividends, and a warrant for 66,667 shares of common stock. The Series F Preferred Stock and the Series G Preferred Stock are convertible into 676,000 and 387,000 shares of our common stock, respectively.

PROPOSAL #2: AMENDMENT OF THE 1992 STOCK INCENTIVE PLAN

The Board of Directors believes that the availability of stock options and other stock-based incentives under our 1992 Stock Incentive Plan (the “Plan”) is important to our ability to attract and retain experienced employees and to provide an incentive for them to exert their best efforts on our behalf. In 2003, the shareholders approved an increase in the number of shares of common stock reserved for issuance under the Plan to 3,900,000 shares. As of April 13, 2010, out of the 3,900,000 shares of common stock reserved for issuance under the Plan, only 751,916 shares remained available for grant.

The Board of Directors believes additional shares will be needed under the Plan to provide appropriate incentives to key employees. Accordingly, on March 31, 2010, the Board of Directors approved an amendment to the Plan, subject to shareholder approval, to reserve an additional 1,500,000 shares for the Plan, thereby increasing the total number of shares reserved for issuance under the Plan to 5,400,000 shares. On March 31, 2010, the Board of Directors approved a further amendment to the Plan, subject to shareholder approval, to extend the expiration date of the Plan from June 30, 2010 to June 9, 2020.

In addition, shareholder approval of this proposal will constitute re-approval of the per-employee limit on grants of options and stock appreciation rights under the Plan of 200,000 shares annually. This re-approval is required every five years for continued compliance with regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). See “Tax Consequences.”

The complete text of the Plan, marked to show the proposed amendment, is attached to this proxy statement as Appendix A. The following description of the Plan is a summary of certain provisions and is qualified in its entirety by reference to Appendix A.

Awards and Eligibility

The Plan provides for stock-based awards to (i) employees and officers of Bioject and our subsidiaries, (ii) selected non-employee agents, consultants, advisors and independent contractors of Bioject or any parent or subsidiary, and (iii) outside (non-employee) directors of Bioject. Awards which may be granted under the Plan include stock options, stock bonuses, stock appreciation rights, and specified sales of stock (collectively, “Awards”). The Compensation Committee of the Board of Directors (the “Committee”) administers the Plan and determines the key employees and non-employee advisors who are to receive Awards under the Plan and the types, amounts, and terms of such Awards. The Committee currently consists of Dr. Tierney, Mr. Flynn and Mr. Logomasini. No Awards may be granted under the Plan on or after June 9, 2020.

At April 13, 2010, a total of 37 persons were eligible for Awards under the Plan, including each of our executive officers, 29 other employees, and each of our outside (non-employee) directors.

Purpose of the Plan

The purpose of the Plan is to promote and advance the interests of Bioject and its shareholders by enabling us to attract, retain, and reward key employees, non-employee advisors and directors. The Plan is also intended to strengthen the commonality of interests between our shareholders and such employees, non-employee advisors and directors by offering equity-based incentive Awards to promote a proprietary interest in pursuing our long-term growth, profitability, and financial success.

Options

Options granted under the Plan may be either incentive stock options meeting the requirements of Section 422 of the Code or nonqualified options. The Committee determines the number of shares of common stock subject to options granted, the option price, the term of the option, the time or times at which the option may be exercised and whether an option is an incentive or nonqualified stock option. Incentive stock options, however, may be exercisable not more than ten years from the date of grant. The Plan does not limit the maximum term of award for nonqualified options. The exercise price per share for options granted under the Plan generally must be at least 100 percent (for incentive stock options) or 75 percent (for nonqualified options) of the fair market value of a share of common stock on the date the option is granted, although, to comply with applicable tax rules, we expect that the exercise price of all options we grant will be at least 100 percent of the market value of a share on the date of grant. The purchase price for options may be paid in cash or, at the discretion of the Committee, in whole or in part in shares of common stock. In the event that the employment or service of the optionee with us or our parent or subsidiary corporation terminates for any reason other than for death or physical disability, vested options may be exercised at any time prior to the earlier of the expiration date of the option or (i) the expiration of one year after the date of such termination in the case of executive officers; (ii) the expiration of two years after the date of such termination in the case of outside directors and (iii) the expiration of 90 days after the date of such termination for all other optionees. In the event of termination of employment due to death or disability, the options may be exercised at any time prior to the earlier of the expiration date of the option or the expiration of one year after the date of such termination.

Stock Bonuses

The Committee may award shares under the Plan as stock bonuses. Shares awarded as a stock bonus shall be subject to such terms, conditions, and restrictions as shall be determined by the Committee, all of which shall be evidenced in a writing signed by the recipient prior to receiving the bonus shares. Stock bonuses include restricted stock units.

Stock Sales

The Committee may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Committee, provided that in no event shall the consideration be less than 75 percent of the fair market value of the shares at the time of issuance. Shares so issued shall be subject to the terms, conditions and restrictions determined by the Committee. The restrictions may include restrictions concerning transferability, repurchase by us and forfeiture of the shares issued, together with such other restrictions as may be determined by the Committee.

Stock Appreciation Rights

The Committee may grant stock appreciation rights (“SARs”) under the Plan. A recipient of SARs will receive, upon exercise, a payment (in cash or in shares of common stock) based on the increase in the price of a share of common stock between the date of grant and the date of exercise. SARs may be granted in connection with options or other Awards granted under the Plan or may be granted as independent Awards. If a SAR is granted in connection with an option, the SAR shall be exercisable only to the extent and on the same conditions that the related option could be exercised. Upon exercise of a SAR, any option or portion thereof to which the SAR relates terminates. If a SAR is granted in connection with an option, upon exercise of the option, the SAR or portion thereof to which the option relates terminates.

Non-Employee Director Awards

Outside (non-employee) directors are eligible to receive stock options, stock bonuses and stock appreciation rights at the Committee’s discretion.

Changes in Capital Structure

If our outstanding shares of common stock are increased or decreased or are changed into or exchanged for a different number or kind of shares or other securities of ours or of another corporation by reason of any recapitalization, reclassification, stock split, combination of shares or dividend payable in shares, the Committee shall make appropriate adjustments (i) in the number and kind of shares available for awards under the Plan and in all other share amounts set forth in the Plan; and (ii) in the number and kind of shares as to which outstanding options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, so that the participant’s proportionate interest before and after the occurrence of the event is maintained.

Federal Income Tax Consequences

Certain options authorized to be granted under the Plan are intended to qualify as incentive stock options for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no regular taxable income upon grant or exercise of the incentive stock option. However, the excess of the market value of the stock at the time of exercise over the exercise price of an incentive stock option is included in the optionee’s alternative minimum taxable income and may result in alternative minimum tax. If an employee exercises an incentive stock option and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. If an employee disposes of shares acquired upon exercise of an incentive stock option before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that (1) the lesser of the fair market value of the shares on the exercise date or the optionee’s gain on the sale of the shares exceeds (2) the exercise price. We will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an incentive stock option. Upon any disqualifying disposition by an employee, we will generally be entitled to a deduction to the extent the employee realizes ordinary income.

Certain options authorized to be granted under the Plan will be treated as nonqualified options for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of a nonqualified option until the option is exercised. At the time of exercise of a nonqualified option, the optionee will realize ordinary compensation income, and we will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. We are required to withhold income and employment taxes on the income amount if the optionee is an employee. Upon the sale of shares acquired upon exercise of a nonqualified option, the optionee generally will recognize capital gain or loss equal to the difference between the amount realized from the sale and the market value of the shares on the date of exercise. Such capital gain or loss will be long-term if, at the time of sale, the optionee held the shares for more than one year.

An individual who receives stock in connection with the performance of services will generally realize taxable income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code and no Section 83(b) election is made. If the shares are not vested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest, unless the employee elects under Section 83(b) of the Code within 30 days after the original transfer. We generally will be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. We are required to withhold on the income amount if the recipient is an employee.

Section 162(m) of the Code limits to $1,000,000 per person the amount that we may deduct for compensation paid to any of our most highly compensated officers in any year. Under federal income tax regulations, compensation received through the exercise of an option or stock appreciation right will not be subject to the $1,000,000 limit if the option or stock appreciation right and the plan pursuant to which it is granted meet certain requirements. One requirement is shareholder approval at least once every five years of a per-employee limit on the number of shares as to which options and stock appreciation rights may be granted. Approval of this proposal will constitute re-approval of the per-employee limit under the

Plan previously approved by the shareholders. Other requirements are that the option or stock appreciation right be granted by a committee of at least two outside directors and that the exercise price of the option or stock appreciation right be not less than fair market value of the common stock on the date of grant. Accordingly, we believe that if this proposal is approved by shareholders, compensation received on exercise of options and stock appreciation rights granted under the Plan in compliance with all of the above requirements will continue to be exempt from the $1,000,000 deduction limit.

Equity Compensation Plan Information

The following table summarizes equity securities authorized for issuance pursuant to compensation plans as of December 31, 2009.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	307,200	$1.58	751,916	(1)

Equity compensation plans not approved by shareholders(2)(3)	370,362	1.29	400,000

Total	677,562	$1.42	1,151,916

(1)	Represents 751,916 shares of common stock available for issuance under our 1992 Stock Incentive Plan. Under the terms of 1992 Stock Incentive Plan, a committee of the Board of Directors may authorize the sales of common stock, grant incentive stock options or non-statutory stock options, and award stock bonuses and stock appreciation rights to eligible employees, officers and directors and eligible non-employee agents, consultants, advisers and independent contractors of Bioject or any parent or subsidiary.
(2)	We have issued and outstanding warrants to purchase an aggregate of 370,362 shares of common stock to various non-employee consultants and advisors. The warrants are fully exercisable and have grant dates ranging from November 2004 to October 2008, with four, five and seven year terms and exercise prices ranging from $0.75 to $1.92.
(3)	Mr. Makar is entitled to receive up to an additional 400,000 shares of stock pursuant to his employment agreement if certain events or milestones are achieved. These awards are inducement grants made outside of the 1992 Stock Incentive Plan.

Recommendation of the Board

The Board of Directors recommends the shareholders vote FOR the proposal to approve the Plan amendment as described above. The affirmative vote of the holders of shares of common stock with a majority of the votes of the holders present in person or represented by proxy and entitled to vote on the matter is required to approve this proposal. Abstentions have the same effect as “no” votes in determining whether the amendment is approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting but are not counted and have no effect on the results of the vote on the proposal. The proxies will be voted for or against the proposal or as an abstention, in accordance with the instructions specified on the proxy form. If no instructions are given, proxies will be voted FOR the proposal.

PROPOSAL #3: AMENDMENTS TO OUR 2002 AMENDED AND RESTATED ARTICLES OF

INCORPORATION TO DECLASSIFY OUR BOARD OF DIRECTORS AND DELETE ARTICLE X

Our Board of Directors recommends approval of an amendment to Articles IX and X of our 2002 Amended and Restated Articles of Incorporation that would declassify the Board of Directors, cause each director to be elected annually for a one-year term and provide that each director may be removed with or without cause. In addition, the deletion of Article X would eliminate a 75% shareholder voting requirement described below.

Our 2002 Amended and Restated Articles of Incorporation currently provide that the directors are divided into three classes in nearly equal number of directors as possible with each director serving terms expiring at the third annual shareholders’ meeting following election and with the term of one class expiring at each Annual Meeting of Shareholders. If the proposed amendments are approved by the requisite vote of our shareholders, the classification of the Board of Directors will be phased out as follows:

•

The term of office of those directors elected at the 2010 Annual Meeting are expected to end at the 2013 Annual Meeting, at which those directors will be eligible to stand for re-election for a one-year term;

•

Those continuing directors whose current terms expire at the 2011 or 2012 Annual Meetings, respectively, will serve the remainder of their terms (i.e., until the 2011 or 2012 Annual Meetings, respectively), and thereafter will be eligible to stand for re-election for a one-year term; and

•

Any director chosen as a result of a newly-created directorship or to fill a vacancy on the Board of Directors will hold office until the next Annual Meeting, at which meeting the director will be eligible to stand for re-election for a one-year term.

In addition, our 2002 Amended and Restated Articles of Incorporation will be amended to delete certain other provisions to reflect the phase-out of the declassification of our Board of Directors. At present, because our Board of Directors is classified, our directors may only be removed for cause. In addition, Article X of our 2002 Amended and Restated Articles of Incorporation provides that Article IX and X are amendable only upon the vote of 75 percent of all outstanding shares entitled to vote on the matter, voting as a single class and, if any shares are entitled to vote as a separate group, the affirmative vote of 75 percent of those shares. The proposed amendments provide that directors may be removed with or without cause and delete Article X in its entirety.

If our shareholders do not approve these amendments, the Board of Directors will remain classified and the directors will continue to be elected to serve three-year terms, subject to their earlier death, resignation or removal. If approved, this proposal will become effective upon the filing of Articles of Amendment containing the amendment to the Articles of Incorporation with the Secretary of State of the Oregon, which we intend to do promptly after shareholder approval is obtained.

In the stock purchase agreement related to our December 2009 Series G Preferred Stock financing, we agreed to seek shareholder approval to declassify our Board of Directors. In the past, the Board of Directors has found that a classified Board of Directors generally provides for continuity and stability. The Board of Directors recognizes, however, that many investors and commentators believe that the election of directors is the primary means for shareholders to influence corporate governance policies and hold management accountable for implementing those policies. The Board of Directors also takes note of the fact that annual elections of directors are in line with emerging corporate governance practices, providing shareholders with the opportunity to register their views on the performance of the entire Board of Directors each year.

Our Board of Directors has concluded that amending our 2002 Amended and Restated Articles of Incorporation to provide for the annual election of all directors in the manner set forth in the proposed amendments will be in our and our shareholders’ best interests. Copies of the proposed amendments are attached to this Proxy Statement as Appendix B.

The affirmative vote of 75 percent in voting power of our outstanding common stock and 75 percent in voting power of each series of our outstanding preferred stock entitled to vote as of the record date is necessary for approval of the amendment to declassify the Board of Directors.

The Board of Directors recommends that shareholders vote FOR the amendment to Articles IX and X of our 2002 Amended and Restated Articles of Incorporation to provide for the declassification of the Board of Directors.

PROPOSAL #4: AMENDMENT TO OUR 2002 AMENDED AND RESTATED

ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF

AUTHORIZED SHARES OF PREFERRED STOCK

Our 2002 Amended and Restated Articles of Incorporation currently provide that the total number of shares of stock that the Company is authorized to issue is 110,000,000 shares, consisting of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of the date of this proxy statement, 17,779,111 shares of Common Stock were issued and outstanding, 8,216,217 shares of Preferred Stock had been authorized to be issued and 5,496,111 shares of Preferred Stock were outstanding.

The Board of Directors believes that it is in our best interest to authorize additional shares of Preferred Stock to facilitate our sale of shares of Preferred Stock in any future equity financing. Several times in the past, we have raised equity financing by designating a new series of Preferred Stock to sell to investors. Our 2002 Amended and Restated Articles of Incorporation permit the Board of Directors to designate new series of Preferred Stock with such rights and preferences, including dividend rates, conversion prices, voting rights and redemption prices, as the Board of Directors deems appropriate without approval of the holders of common stock (outstanding series of Preferred Stock may, however, have the right to approve any new series of Preferred Stock). Preferred Stock previously issued by us has rights and preferences senior to the common stock, including payment of proceeds in a sale or liquidation, which provisions are customary in Preferred Stock financings. If we were required to amend the 2002 Amended and Restated Articles of Incorporation to increase the authorized shares of Preferred Stock at the time of any future financing, the delay resulting from having to obtain shareholder approval could materially impair our ability to complete the financing in a timely manner, if at all. Because we anticipate that we may need to engage in future equity financings, and because, as of April 13, 2010, only 1,658,784 shares of Preferred Stock remained available for designation and issuance, on March 19, 2010, the Board of Directors approved an amendment to the 2002 Amended and Restated Articles of Incorporation to increase the number of authorized shares of Preferred Stock from 10,000,000 to 20,000,000, such that the total number of shares of stock that we are authorized to issue shall be 120,000,000 shares, consisting of 100,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock.

The amendment to the 2002 Amended and Restated Articles of Incorporation is as follows:

Section 1 of Article IV is amended and restated to read in its entirety as follows:

Section 1. Classes. After giving effect to the reverse stock split set forth in Section 1.1, the Corporation shall be authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”; the total number of shares which the Corporation shall have authority to issues is One Hundred and Twenty Million (120,000,000); the authorized number of shares of Common Stock shall be One Hundred Million (100,000,000), without par value; the authorized number of shares of Preferred Stock shall be Twenty Million (20,000,000), without par value.

The affirmative vote of the majority in voting power of our outstanding common stock and a majority in voting power of each series of our outstanding preferred stock entitled to vote as of the record date is necessary for approval of the amendment to our 2002 Amended and Restated Articles of Incorporation.

The Board of Directors recommends that shareholders vote FOR the amendment to the 2002 Amended and Restated Articles of Incorporation.

OTHER MATTERS TO BE ACTED UPON

It is not known whether any other matters will come before the Annual Meeting other than as set out above and in the Notice of Meeting. However, if such should occur, the two persons named in the accompanying form of proxy, Ralph Makar and Christine M. Farrell, intend to vote on the matters in accordance with their best judgment, exercising the discretionary authority granted to them by the enclosed proxy with respect to amendments or variations or matters identified in the Notice of Meeting and other matters which may properly come before the Annual Meeting or an adjournment thereof.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Moss Adams LLP, independent registered public accountants, performed the audit of our financial statements as of and for the years ended December 31, 2009 and 2008. Moss Adams LLP has been selected as our independent registered public accounting firm for the year ending December 31, 2010. We expect a representative of Moss Adams LLP to be present at the 2010 Annual Meeting and to be available to respond to appropriate questions from shareholders. The representative will have the opportunity to make a statement at the meeting if he desires to do so.

Fees Paid to Moss Adams LLP related to the years ended December 31, 2009 and 2008 were as follows:

	2009	% Pre-approved by Audit Committee	2008	% Pre-approved by Audit Committee
Audit Fees(1)	$139,000	100%	$145,000	100%
Audit-Related Fees	—	—	—	—
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—

	$139,000		$145,000

(1)	These amounts represent fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Moss Adams LLP in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies and Procedures

All proposed engagements for services to be provided by our independent registered public accounting firm will first be considered by the Principal Financial and Accounting Officer. If the proposed services are specifically covered by a general pre-approval by the Audit Committee, we may engage the independent registered public accounting firm to provide such services. In such case, the Audit Committee will be informed on a timely basis of any such services rendered by the independent registered public accounting firm. If the proposed services are not covered by a general pre-approval of the Audit Committee, the engagement of the independent registered public accounting firm to provide such services shall require specific pre-approval by the Audit Committee.

Any proposed engagement to provide services that requires specific approval by the Audit Committee will be submitted to the Audit Committee for its consideration (or to a member of the Audit Committee to whom the authority to pre-approve services of our independent registered public accounting firm has been delegated by the Audit Committee). Such submission shall be reasonably detailed with regard to the scope of proposed services, proposed fees and other proposed terms and conditions of the engagement. In determining whether to specifically approve any such proposed engagement, the Audit Committee (or the Audit Committee’s delegate) will consider whether the provision of such services is consistent with the SEC’s rules on auditor independence. If the Audit Committee specifically approves such proposed engagement, we may engage the independent registered public accounting firm to provide such services.

PROPOSALS OF SHAREHOLDERS FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS

Our bylaws require shareholders to give us advance notice of any proposal for a bylaw amendment or director nomination to be submitted at any meeting of shareholders. The applicable provision of our bylaws is summarized in the section of this Proxy Statement titled “Shareholder Proposal and Director Nomination Procedures.” For any such shareholder proposal for an amendment to our bylaws or any director nomination to be considered at the 2011 Annual Meeting of Shareholders, the shareholder’s notice must be received at our principal executive office no later than May 9, 2011. For any shareholder proposal other than a proposal for an amendment to our bylaws to be considered at the 2011 Annual Meeting of Shareholders, the shareholder’s notice must be received at our principal executive office no later than March 9, 2011. In addition, SEC rules require that any shareholder proposal to be considered for inclusion in our proxy statement for the 2011 Annual Meeting of Shareholders must be received at our principal executive office no later than December 17, 2010.

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission, including the financial statements thereto, accompanies the notice of annual meeting, this proxy statement and the related proxy card. We will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-K, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Christine Farrell, Vice President of Finance, at our principal address.

DATED at Portland, Oregon, this 13th day of April, 2010.

DATED at Portland, Oregon, this 13th day of April, 2010.

BY ORDER OF THE BOARD

/s/ Ralph Makar
Ralph Makar President and Chief Executive Officer

APPENDIX A

BIOJECT MEDICAL TECHNOLOGIES INC.

RESTATED 1992 STOCK INCENTIVE PLAN*

(AS AMENDED AS OF SEPTEMBER 13, 2001, MARCH 13, 2003

APRIL 26, 2005, [AND] MARCH 8, 2007 AND MARCH 31, 2010)

1. Purpose. The purpose of this Restated 1992 Stock Incentive Plan (the “Plan”) is to enable Bioject Medical Technologies Inc., an Oregon corporation (the “Company”), to attract and retain the services of (a) selected employees, officers and directors of the Company or of any parent or subsidiary corporation of the Company, and (b) selected nonemployee agents, consultants, advisers and independent contractors of the Company or any parent or subsidiary.

2. Shares Subject to the Plan. Subject to adjustment as provided below and in paragraph 10, up to [3,900,000] 5,400,000 shares of Common Stock of the Company (the “Shares”) shall be offered and issued under the Plan. If an option or a stock appreciation right granted under the Plan expires, terminates or is cancelled, the unissued Shares subject to such option or stock appreciation right shall again be available under the Plan. If Shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of Shares forfeited or repurchased shall again be available under the Plan.

3. Effective Date and Duration of Plan.

(a) Effective Date. The Plan shall become effective when adopted by the Board of Directors of the Company (the “Board”). However, no option granted under the Plan shall become exercisable until the Plan is approved by the affirmative vote of the holders of a majority of the Common Stock of the Company represented at a shareholder meeting at which a quorum is present, and any such awards under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation, options and stock appreciation rights may be granted and Shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

(b) Duration. No options or stock appreciation rights may be granted under the Plan, no stock bonuses may be awarded under the Plan, and no Shares may be sold pursuant to paragraph 8 of the Plan on or after [June 30, 2010] June 9, 2020. However, the Plan shall continue in effect until all Shares available for issuance under the Plan have been issued and all restrictions on such Shares have lapsed. The Board may suspend or terminate the Plan at any time, except with respect to options, stock appreciation rights and Shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, stock appreciation rights, any right of the Company to repurchase Shares or the forfeitability of Shares issued under the Plan.

4. Administration.

(a) The Plan shall be administered by a committee appointed by the Board consisting of not less than two directors (the “Committee”). The Committee shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards, and the other terms and conditions of the awards; provided, however, that only the Board may amend or terminate the Plan as provided in paragraphs 3 and 13. At any time when the officers and directors of the Company are subject to Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), the Committee shall consist solely of “non-employee” directors as such term is defined from time to time in SEC Rule 16b-3(b)(3)(i) or successor rule.

* Text in brackets and italics is to be deleted; text in bold and underline is new.

(b) Subject to the provisions of the Plan, the Committee may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any vesting or exercise date, waive or modify any restriction applicable to Shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Committee shall be final and conclusive. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

(c) Notwithstanding anything to the contrary contained in this paragraph 4, the Board of Directors may delegate to the Chief Executive Officer of the Company, as a one-member committee of the Board of Directors, the authority to grant awards to any eligible employee who is not, at the time of such grant, subject to the reporting requirements and liability provisions contained in Section 16 of the Securities Exchange Act of 1934 and the regulations thereunder.

5. Types of Awards; Eligibility. The Committee may, from time to time, take the following actions under the Plan: (i) grant Incentive Stock Options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as provided in paragraph 6(b); (ii) grant options other than Incentive Stock Options (“Nonstatutory Stock Options”) as provided in paragraph 6(c); (iii) award stock bonuses as provided in paragraph 7; (iv) sell Shares as provided in paragraph 8; and (v) grant stock appreciation rights as provided in paragraph 9. Any such awards may be made to employees (including employees who are officers or directors) of the Company or of any parent or subsidiary corporation of the Company, and to other individuals described in paragraph 1 who the Committee believes have made or will make an important contribution to the Company or its parent or subsidiaries; provided, however, that only employees of the Company or a parent or subsidiary shall be eligible to receive Incentive Stock Options under the Plan. The Committee shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made under the Plan. At the discretion of the Committee, an individual may be given an election to surrender an award in exchange for the grant of a new award. No employee may be granted options or stock appreciation rights under the Plan for more than 200,000 shares of Common Stock in any calendar year.

6. Option Grants.

(a) Grant. Each option granted under the Plan shall be evidenced by a stock option agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan. With respect to each option grant, the Committee shall determine the number of Shares subject to the option, the option price, the period of the option, and the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Nonstatutory Stock Option.

(b) Incentive Stock Options. Incentive Stock Options granted under the Plan shall be subject to the following terms and conditions:

(i) No employee may be granted Incentive Stock Options under the Plan such that the aggregate fair market value, on the date of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or of any parent or subsidiary corporation of the Company exceeds $100,000.

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(ii) An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company only if the option price is at least 110 percent of the fair market value, as described in paragraph 6(b)(iv), of the Shares subject to the option on the date it is granted, and the option by its terms is not exercisable more than five years from the date of grant.

(iii) Subject to paragraphs 6(b)(ii) and 6(d), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Committee, except that no Incentive Stock Option shall be exercisable more than 10 years from the date of grant.

(iv) The option price per Share shall be determined by the Committee at the time of grant. Subject to paragraph 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Shares covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be deemed to be the average of the closing bid and asked prices for the Common Stock of the Company as reported on the National Association of Securities Dealers, Inc. Automated Quotation System on the day preceding the day the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other reported value of the Common Stock of the Company as shall be specified by the Committee.

(v) The Committee may at any time without the consent of the optionee convert an Incentive Stock Option into a Nonstatutory Stock Option.

(c) Nonstatutory Stock Options. Nonstatutory Stock Options shall be subject to the following additional terms and conditions:

(i) The option price for Nonstatutory Stock Options shall be determined by the Committee at the time of grant. The option price may not be less than 75 percent of the fair market value of the Shares covered by the Nonstatutory Stock Option on the date of grant. The fair market value of the Shares covered by a Nonstatutory Stock Option shall be determined pursuant to paragraph 6(b)(iv).

(ii) Nonstatutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Committee.

(d) Exercise of Options. Except as provided in paragraphs 6(e) and (f) or as determined by the Committee, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any parent or subsidiary corporation of the Company and shall have been so employed or have provided such service continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Committee shall not, however, be deemed an interruption of employment for purposes of the Plan. Unless otherwise determined by the Committee, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. Except as provided in paragraphs 6(f), 10 and 11, options granted under the Plan may vest and be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Committee, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Committee, if the optionee

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does not exercise an option in any one year with respect to the full number of Shares to which the optionee is entitled in that year, the optionee’s rights shall be cumulative and the optionee may purchase those Shares in any subsequent year during the term of the option.

(e) Restrictions on Transfer. Each option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee’s domicile at the time of death, and each option by its terms shall be exercisable during the optionee’s lifetime only by the optionee; provided, however, that, with the consent of the Committee, which consent may be withheld in its sole discretion or conditioned on such requirements as the Committee shall deem appropriate, an officer or director of the Company who is subject to Section 16(b) of the Exchange Act may assign or transfer without consideration all or any portion of a Nonstatutory Stock Option granted under the Plan to such officer’s or director’s spouse (or former spouse) pursuant to a qualified domestic relations order. The holder of any Nonstatutory Stock Option that has been transferred pursuant to this paragraph 6(e) may be subject to treatment under tax and securities laws with respect to the transferred option which differs from the treatment to which the applicable officer or director was subject with respect to the option prior to the transfer.

(f) Termination of Employment or Service.

(i) In the event the employment or service of the optionee by the Company or a parent or subsidiary corporation of the Company terminates for any reason other than because of death or physical disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of three months (one year in the case of officers and two years in the case of directors) after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

(ii) In the event of the termination of the optionee’s employment or service with the Company or a parent or subsidiary corporation of the Company because the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code), the option may be exercised at any time prior to the expiration date of the option or the expiration of one year after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

(iii) In the event of the death of an optionee while employed by or providing service to the Company or a parent or subsidiary corporation of the Company, the option may be exercised at any time prior to the expiration date of the option or the expiration of one year after the date of such death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option on the date of death, and only by the person or persons to whom such optionee’s rights under the option shall pass by the optionee’s will or by the laws of descent and distribution of the state or country of domicile at the time of death.

(iv) The Committee, at the time of grant or at any time thereafter, may extend the three-month and one-year expiration periods any length of time not later than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Committee may determine.

(v) To the extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase Shares pursuant to such option shall cease and terminate.

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(g) Purchase of Shares. Unless the Committee determines otherwise, Shares may be acquired pursuant to an option only upon receipt by the Company of notice in writing from the optionee of the optionee’s intention to exercise, specifying the number of Shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and, if required to comply with the Securities Act of 1933, as amended, or state securities laws, the notice shall include a representation that it is the optionee’s present intention to acquire the Shares for investment and not with a view to distribution. The certificates representing the Shares shall bear any legends required by the Committee. Unless the Committee determines otherwise, on or before the date specified for completion of the purchase of Shares pursuant to an option, the optionee must have paid the Company the full purchase price of such Shares in cash (including, with the consent of the Committee, cash that may be the proceeds of a loan from the Company), or, with the consent of the Committee, in whole or in part, in Shares valued at fair market value, as determined pursuant to paragraph 6(b)(iv). Unless the Committee determines otherwise, all payments made to the Company in connection with the exercise of an option must be made by a certified or cashier’s bank check or by the transfer of immediately available federal funds. No Shares shall be issued until full payment therefor has been made. With the consent of the Committee, an optionee may request the Company to apply automatically the Shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company or any parent or subsidiary corporation of the Company may withhold that amount from other amounts payable to the optionee by the Company or the parent or subsidiary corporation, including salary, subject to applicable law. With the consent of the Committee, an optionee may deliver Shares to the Company to satisfy the withholding obligation.

7. Stock Bonuses. The Committee may award Shares under the Plan as stock bonuses. Shares awarded as a stock bonus shall be subject to such terms, conditions, and restrictions as shall be determined by the Committee, all of which shall be evidenced in a writing signed by the recipient prior to receiving the bonus Shares. The Committee may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The certificates representing the Shares awarded shall bear any legends required by the Committee. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company or any parent or subsidiary corporation of the Company may withhold that amount from other amounts payable to the recipient by the Company or the parent or subsidiary corporation, including salary, subject to applicable law. With the consent of the Committee, a recipient may deliver Shares to the Company to satisfy the withholding obligation.

8. Stock Sales. The Committee may issue Shares under the Plan for such consideration (including promissory notes and services) as determined by the Committee, provided that in no event shall the consideration be less than 75 percent of the fair market value of the Shares at the time of issuance, determined pursuant to paragraph 6(b)(iv). Shares issued under this paragraph 8 shall be subject to the terms, conditions and restrictions determined by the Committee. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the Shares issued, together with such other restrictions as may be determined by the Committee. The certificates representing the Shares shall bear any legends required by the Committee. The Company may require any purchaser of stock issued under this paragraph 8 to pay

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to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company or any parent or subsidiary corporation of the Company may withhold that amount from other amounts payable to the purchaser by the Company or any parent or subsidiary corporation, including salary, subject to applicable law. With the consent of the Committee, a purchaser may deliver Shares to the Company to satisfy the withholding obligation.

9. Stock Appreciation Rights.

(a) Grant. Stock appreciation rights may be granted under the Plan by the Committee, subject to such rules, terms, and conditions as the Committee prescribes.

(b) Exercise.

(i) A stock appreciation right shall be exercisable only at the time or times established by the Committee. If a stock appreciation right is granted in connection with an option, the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised. Upon exercise of a stock appreciation right, any option or portion thereof to which the stock appreciation right relates terminates. If a stock appreciation right is granted in connection with an option, upon exercise of the option, the stock appreciation right or portion thereof to which the option relates terminates.

(ii) The Committee may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted before adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

(iii) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one Share over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the option price per Share under the option to which the stock appreciation right relates), multiplied by the number of Shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Shares valued at fair market value, in cash, or partly in Shares and partly in cash, all as determined by the Committee.

(iv) For purposes of this paragraph 9, the fair market value of the Shares shall be determined pursuant to paragraph 6(b)(iv), on the trading day preceding the date the stock appreciation right is exercised.

(v) No fractional Shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Committee shall determine, the number of Shares may be rounded downward to the next whole Share.

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(vi) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the participant fails to pay the amount demanded, the Company or any parent or subsidiary corporation of the Company may withhold that amount from other amounts payable to the participant by the Company or any parent or subsidiary corporation, including salary, subject to applicable law. With the consent of the Committee, a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any Shares to be issued upon the exercise that number of Shares that would satisfy the withholding amount due or by delivering Shares to the Company to satisfy the withholding amount.

(vii) Upon the exercise of a stock appreciation right for Shares, the number of Shares reserved for issuance under the Plan shall be reduced by the number of Shares issued. Cash payments of stock appreciation rights shall not reduce the number of Shares reserved for issuance under the Plan.

10. Changes in Capital Structure. If the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, reclassification, stock split, combination of shares or dividend payable in shares, the Committee shall make appropriate adjustments (i) in the number and kind of shares available for awards under the Plan and in all other share amounts set forth in the Plan; and (ii) in the number and kind of shares as to which outstanding options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, so that the participant’s proportionate interest before and after the occurrence of the event is maintained, provided that this paragraph 10 shall not apply with respect to transactions referred to in paragraph 11. The Committee may also require that any securities issued in respect of or exchanged for Shares issued hereunder that are subject to restrictions be subject to similar restrictions. Notwithstanding the foregoing, the Committee shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Committee. Any such adjustment made by the Committee shall be conclusive.

11. Effect of Reorganization or Liquidation.

(a) Cash, Stock or Other Property for Stock. Except as provided in paragraph 11(b), upon a merger, consolidation, reorganization, plan of exchange or liquidation involving the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for or in connection with their Common Stock (any such transaction to be referred to in this paragraph 11 as an “Accelerating Event”), any option or stock appreciation right granted hereunder shall terminate, but the optionee shall have the right during a 30-day period immediately prior to any such Accelerating Event to exercise his or her option or stock appreciation right, in whole or in part, without any limitation with respect to vesting or exercisability.

(b) Stock for Stock. If the shareholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their Common Stock in any transaction involving a merger, consolidation, reorganization, or plan of exchange, all options granted hereunder shall be converted into options to purchase shares of Exchange Stock and all stock appreciation rights granted hereunder shall be converted into stock appreciation rights measured by the Exchange Stock, unless the Committee, in its sole discretion, determines that any or all such options or stock appreciation rights granted hereunder shall not be converted, but instead shall terminate in accordance with the provisions of paragraph 11(a). The amount and price of converted options and stock appreciation rights shall be determined by adjusting the amount and price of the options or stock appreciation rights granted hereunder to take into account the relative values of the Exchange Stock and the Common Stock in the transaction.

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(c) The rights set forth in this paragraph 11 shall be transferable only to the extent the related option or stock appreciation right is transferable.

12. Corporate Mergers, Acquisitions, Etc. The Committee may also grant options, grant stock appreciation rights, award stock bonuses and sell stock under the Plan having terms, conditions and provisions that vary from those specified in the Plan; provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, stock bonuses and stock sold or awarded by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a parent or subsidiary corporation of the Company is a party.

13. Amendment of Plan. The Board may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 6(b)(v), 10, 11 and 12, however, no change in an award already granted shall be made without the written consent of the holder of such award.

14. Approvals. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company shall not be obligated to issue or deliver Shares under the Plan if such issuance or delivery would violate applicable state or federal securities laws, or if compliance with such laws would, in the opinion of the Company, be unduly burdensome or require the disclosure of information which would not be in the Company’s best interests.

15. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any parent or subsidiary corporation of the Company or shall interfere in any way with the right of the Company or any parent or subsidiary corporation of the Company by whom such employee is employed to terminate such employee’s employment at any time, for any reason, with or without cause, or to increase or decrease such employee’s compensation or benefits; or (ii) confer upon any person engaged by the Company or any parent or subsidiary corporation of the Company any right to be retained or employed by the Company or the parent or subsidiary or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company or the parent or subsidiary.

16. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Shares until the date of issue to the recipient of a stock certificate for such Shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

Amended:	September 13, 2001
March 13, 2003
April 26, 2005
March 8, 2007
March 31, 2010

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APPENDIX B

BIOJECT MEDICAL TECHNOLOGIES, INC.

2002 AMENDED AND RESTATED ARTICLES OF INCORPORATION, ARTICLES IV, IX AND X

(marked to show proposed amendments)*

ARTICLE IV

Authorized Capital Stock

Section 1. Classes. After giving effect to the reverse stock split set forth in Section 1.1, the Corporation shall be authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”; the total number of shares which the Corporation shall have authority to issue is One Hundred [Ten] Twenty Million ([110,000,000]120,000,000) ; the authorized number of shares of Common Stock shall be One Hundred Million (100,000,000), without par value; the authorized number of shares of Preferred Stock shall be [Ten] Twenty Million ([10,000,000] 20,000,000), without par value

Section 1.1. Each five shares of issued and outstanding Common Stock of this Corporation were, on October 13, 1999 (which was the effective date of the Corporation’s previous Amended and Restated Articles of Incorporation), automatically reclassified into one share of Common Stock of this Corporation, thereby giving effect to a one-for-five reverse stock split (the “Reverse Stock Split”). All outstanding rights and obligations (including option plans, stock options and the exercise price thereof, stock purchase warrants and the exercise prices thereof and the conversion terms of the Corporation’s shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock) relating to this Corporation’s Common Stock were on that date mathematically adjusted to reflect the Reverse Stock Split so that the proportionate ratio of such rights and obligations to the reclassified shares was equal to the proportionate ratio of such rights and obligations to the shares outstanding immediately prior to such reclassification. In lieu of the issuance of any fractional shares that otherwise resulted from the Reverse Stock Split, the Corporation issued to any shareholder that would have otherwise received fractional shares one whole share, the additional shares thereby issued being taken from authorized but theretofore unissued shares of Common Stock.

Section 2. Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series. Shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. The board of directors of the Corporation is hereby authorized to fix the designations and powers, preferences and relative participating, optional or other rights, if any, and qualifications, limitations or other restrictions thereof, including, without limitation, the dividend rate (and whether or not dividends are cumulative), conversion rights, if any, voting rights, rights and terms of redemption (including sinking fund provisions, if any), redemption price and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding.

ARTICLE IX

Directors

Section 1. Number of Directors. The Board of Directors shall consist of not less than [six] four nor more than eleven, the exact number to be set as provided herein. Until increased or decreased as provided herein, the Board of Directors shall consist of [eight] six members. The Board of Directors is authorized to increase or decrease the size of the Board of Directors (within the range specified above) at any time by the affirmative vote of two-thirds of the directors then in

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office. Without the unanimous consent of the directors then in office, no more than two additional directors shall be added to the Board of Directors in any 12-month period. Without the unanimous approval of the directors then in office, no person who is affiliated as an owner, director, officer, employee or consultant of a company or business deemed by the Board of Directors to be competitive with that of the Corporation shall be eligible to serve of the Board of Directors of the Corporation.

Section 2. [Classified] Board Composition.

Section 2.1. Classified Board. Subject to Section 2.2 of this Article IX, t[T]he Board shall be divided into three classes: Class I Directors, Class II Directors and Class III Directors. Each such class of directors shall be nearly equal in number of directors as possible. Each director shall serve for a term ending at the third annual shareholders’ meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected as Class I Directors shall serve for a term ending at the annual meeting to be held in the year following the first election of directors by classes, the directors first elected as Class II Directors shall serve for a term ending at the annual meeting to be held in the second year following the first election of directors by classes and the directors first elected as Class III directors shall serve for a term ending at the annual meeting to be held in the third year following the first election of directors by classes. Notwithstanding the foregoing, each director shall serve until his or her successor shall have been elected and qualified or until his or her earlier death, resignation or removal.

[At each annual election, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board shall designate one or more directorships whose term then expire as directorships of another class in order more nearly to achieve equality in the number of directors among the classes. When the Board fills a vacancy resulting from the death, resignation or removal of a director, the director chosen to fill that vacancy shall be of the same class as the director he or she succeeds, unless, by reason of any previous changes in the authorized number of directors, the Board shall designate the vacant directorship as a directorship of another class in order more nearly to achieve equality in the number of directors among the classes. The terms of any director elected by the Board to fill a vacancy will expire at the next shareholders meeting at which directors are elected, despite the class such director has been elected to fill.]

Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, upon any change in the authorized number of directors, each director then continuing to serve as such will nevertheless continue as a director of the class of which he or she is a member, until the expiration of his or her current term or his or her earlier death, resignation or removal.

Section 2.2. Declassified Board. Notwithstanding anything contained in Section 2 of this Article IX to the contrary, beginning at the 2011 Annual Meeting of Shareholders, directors will be elected annually for one-year terms, except that any director whose term expires at the 2012 Annual Meeting of Shareholders or the 2013 Annual Meeting of Shareholders will continue to hold office until the end of the term for which that Director was elected or appointed and until that Director’s successor has been elected and qualified, subject, to his or her prior death, resignation, retirement, disqualification, or removal from office. Accordingly, (i) at the 2011 Annual Meeting of Shareholders, the directors whose terms expire at that meeting will be elected to hold office for a one-year term expiring at the 2012 Annual Meeting of Shareholders; (ii) at the 2012 Annual Meeting of Shareholders, the directors whose terms expire at that meeting will be elected to hold office for a one-year term expiring at the 2013 Annual Meeting of Shareholders; and (iii) at the 2013 Annual Meeting of Shareholders, the directors whose terms expire at that meeting will be elected to hold office for a one-year term expiring at the 2014 Annual Meeting of Shareholders.

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Section 2.3. Vacancies. Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any Director so chosen shall hold office until the next annual meeting of the Shareholders and until his or her successor has been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 3. Removal of Directors. Directors may be removed [only for] with or without cause. [For purposes of this Amendment, “cause” shall mean that the director has: (i) committed an act of fraud or embezzlement against the Corporation; (ii) been convicted of, or plead nolo contendre to a crime involving moral turpitude; (iii) failed to perform the director’s duties as a director and such failure constitutes a breach of the director’s duty of loyalty to the Corporation or provides an improper personal benefit to the director.]

[ARTICLE X]

[Shareholder Approval Of Certain Events]

[Notwithstanding any provision of Articles of Incorporation, as amended, or Bylaws of the Corporation, and notwithstanding the fact that some lesser percentage may be allowed by law, any amendment, change or repeal of Articles IX or X, or any other amendment of the Articles of Incorporation, as amended, which would have the effect of modifying or permitting circumvention of the provisions of Articles IX or X, shall require the following shareholder votes: (i) the affirmative votes of 75 percent of all outstanding shares of the Corporation entitled to vote on the matter, voting together as a single class; and (ii) if any shares of the Corporation are entitled to vote on the matter as a separate group, the affirmative vote of 75 percent of such shares, voting separately.]

* Text in brackets and italics is to be deleted; text in bold and underline is new.

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BIOJECT MEDICAL TECHNOLOGIES INC.

ANNUAL MEETING OF SHAREHOLDERS

June 10, 2010

This Proxy is Solicited on Behalf of the Board of Directors.

Ralph Makar and Christine M. Farrell and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated on the reverse of this proxy card, on all proposals and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Shareholders of Bioject Medical Technologies Inc. (the “Company”) to be held on June 10, 2010 or any adjournment(s), postponement(s), or other delay(s) thereof (the “Annual Meeting”), all shares of stock of the Company to which the undersigned is entitled to vote at the Annual Meeting.

(To be signed on reverse side)

[REVERSE]

Please date, sign and mail your proxy card back as soon as possible.

ANNUAL MEETING OF SHAREHOLDERS

BIOJECT MEDICAL TECHNOLOGIES INC.

June 10, 2010

Please Detach and Mail in the Envelope Provided

☒ Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED BELOW.

1.	Election of the following nominee(s) as directors for a three-year term to serve in such capacities until their successors are duly elected and qualified.

☐	FOR ALL (Except as marked	☐ WITHHELD FOR ALL
to the contrary below)*

	Edward L. Flynn	David S. Tierney, M.D.

Election of the following nominee(s) as directors for a one-year term to serve in such capacities until their successors are duly elected and qualified.

☐	FOR ALL (Except as marked	☐ WITHHELD FOR ALL
to the contrary below)*

	Al Hansen	Mark Logomasini

*	Authority to vote for any nominee(s) may be withheld by lining through the name(s) of any such nominee(s).

2.	To approve an amendment to our 1992 Stock Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan and to extend the expiration date of the Plan.

☐ For ☐Against ☐ Abstain

3.	To approve amendments to Article IX and delete Article X of our 2002 Amended and Restated Articles of Incorporation to declassify the Company’s Board of Directors and eliminate a 75% shareholder voting requirement for certain matters.

☐ For ☐Against ☐ Abstain

4.	To approve an amendment to our 2002 Amended and Restated Articles of Incorporation to increase the number of authorized shares of preferred stock.

☐ For ☐Against ☐ Abstain

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments of the meeting.

UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES AND “FOR” PROPOSALS #2, #3 AND #4 AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE SIGN, DATE, AND MAIL YOUR PROXY TODAY.

SIGNATURE:		DATE:

SIGNATURE:		DATE:
(SIGNATURE, IF HELD JOINTLY)

NOTE:
Capacity (Title of Authority, i.e., Executor, Trustee)